UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2017
________________________________________________________________________________
UNDER ARMOUR, INC.
 ________________________________________________________________________________

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Under Armour, Inc. (the “Company”) was held on May 31, 2017. At the Annual Meeting, the stockholders voted on four proposals and cast their votes as described below. The record date for this meeting was March 17, 2017.

Proposal 1

The individuals listed below were elected at the Annual Meeting to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. The voting results were as follows:

Nominees	For	Withhold Authority To Vote	Broker Non-Votes
Kevin A. Plank	409,911,798	2,515,392	77,637,655
George W. Bodenheimer	410,793,536	1,633,654	77,637,655
Douglas E. Coltharp	410,575,491	1,851,699	77,637,655
Anthony W. Deering	410,633,655	1,793,535	77,637,655
Jerri L. DeVard	410,960,683	1,466,507	77,637,655
Karen W. Katz	393,031,015	19,396,175	77,637,655
A.B. Krongard	410,471,107	1,956,083	77,637,655
William R. McDermott	388,377,694	24,049,496	77,637,655
Eric T. Olson	393,038,637	19,388,553	77,637,655
Harvey L. Sanders	410,628,854	1,798,336	77,637,655

Proposal 2

The stockholders approved the Company’s executive compensation, in a non-binding advisory vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
403,279,101	8,685,817	462,272	77,637,655

Proposal 3

The stockholders recommended, in a non-binding advisory vote, that the frequency of future say on pay votes be held every year. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
407,654,505	431,552	3,953,963	387,170	77,637,655

Based on the voting results, and consistent with the Board of Directors’ recommendation in the Proxy Statement, the Board has adopted a policy to hold a say on pay vote every year.

Proposal 4

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017. The voting results were as follows:

For	Against	Abstain
486,611,164	2,810,131	643,550

No other matters were submitted for stockholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: June 5, 2017	By:	/s/ John P. Stanton
John P. Stanton
Senior Vice President, General Counsel & Secretary